UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
October 18, 2006

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant's telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 18, 2006, the Tribune Company Board of Directors authorized and approved amendments to each of (i) the Tribune Company Bonus Deferral Plan, (ii) the Tribune Company Supplemental Defined Contribution Plan and (iii) the Tribune Company Supplemental Retirement Plan. The plans were amended to provide for payment of accrued amounts to plan participants upon a change in control as defined in Section 409A of the Internal Revenue Code and to make certain conforming changes required under Internal Revenue Code Section 409A and the regulations promulgated thereunder. Copies of the amended and restated plans are filed as Exhibits 10.1., 10.2 and 10.3 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1 Tribune Company Bonus Deferral Plan (as amended and restated effective as of October 18, 2006)

Exhibit 10.2 Tribune Company Supplemental Defined Contribution Plan (as amended and restated effective as of October 18, 2006)

Exhibit 10.3 Tribune Company Supplemental Retirement Plan (as amended and restated effective as of October 18, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)
Date: October 24, 2006	/s/ Mark W. Hianik Mark W. Hianik Vice President/Assistant General Counsel